Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)

SIHY

Summary Prospectus – March 1, 2026 (as amended June 15, 2026)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2026, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.48%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.48%
1  Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$49	$154	$269	$604

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that Ares Systematic Credit Limited (the “Subadvisor”) considers to be of an equivalent credit quality, which may be represented by derivative instruments, including futures and swaps. The Subadvisor determines whether a bond is rated below investment grade using a composite rating calculated by assigning a numerical value to those ratings of Moody’s, S&P and Fitch which are available for the bond and averaging those amounts to determine the rating. The Fund invests primarily in U.S. dollar denominated securities, including those of foreign issuers. Derivative instruments in which the Fund may invest include credit-default swaps and U.S. Treasury futures. The Fund may also invest in exchange-traded funds to manage aggregate portfolio exposures.
The Subadvisor follows a systematic investment process based on the testing of investment hypotheses using historical data. The Subadvisor’s portfolio management team retains discretion with respect to all investment decisions.
The Subadvisor’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadvisor generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, the Subadvisor back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. The Subadvisor’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in the Subadvisor’s models according to their deemed strength in predicting returns, as determined by the Subadvisor through this testing process. In managing the Fund, the Subadvisor will rely on insights that seek to target idiosyncratic company and security specific risk, which form the basis of security selection decisions and assess metrics such as company strength, company outlook, and credit spreads. In addition, the Fund will rely on the Subadvisor’s market timing insights which the Subadvisor uses to form a view on the attractiveness of credit and interest rate markets and assess metrics such as market expectations for growth and credit default rates. The Subadvisor’s models consider data from multiple sources, including issuer-specific and macroeconomic information such as company cash flow, default risk, and earnings expectations.
As part of its investment process with respect to each corporate bond portfolio investment, the Subadvisor may consider environmental, social and governance (“ESG”) factors that it believes may have an impact on an issuer and the value of its securities.
The Subadvisor expects that a majority of the Fund’s total returns in excess of that of the Fund’s benchmark will be generated from

Summary Prospectus

security selection of high yield bonds. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from the Subadvisor’s proprietary models into portfolio positions. The Subadvisor’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs. The Subadvisor conducts performance measurement to seek to validate the accuracy of the investment process with the aim of achieving continuous improvement over time.
Duration/Maturity: Duration is one of the characteristics that may be considered in investment process. The Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.
Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high yield” or “junk” bonds, but may invest in other fixed income instruments. As such, the Fund’s weighted average portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadvisor does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts

Summary Prospectus

of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Inflation Risk: As inflation rises, the value of assets of or income, from the Fund’s investments may be worth less, as inflation decreases the value of payments at future dates. As a result, the real value of the Fund’s portfolio could decline.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Derivatives Risk: The value of derivative instruments held by the Fund or to which the Fund has exposure may not change in the manner expected by the Subadvisor and/or Advisor, as applicable,, which could result in disproportionately large losses to the Fund. Derivative instruments are subject to the following risks: (i) leverage (the risk that derivatives transactions can magnify the fund’s gains and losses); (ii) market (the risk from potential adverse market movements in relation to the Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and the fund’s obligations and exposures); (iii) counterparty (the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty); (iv) liquidity (the risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties), (v) operational (the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error); and (vi) legal (the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract). Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor and/or Advisor, as applicable, may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities,

Summary Prospectus

and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	7.83%	Q4 2023
Worst Quarter	-8.48%	Q2 2022

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)
Before Taxes	8.30%	4.95%	09/14/2021
After Taxes on Distributions	4.99%	2.01%
After Taxes on Distributions and Sale of Fund Shares	4.84%	2.45%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index^	7.30%	-0.34%
ICE BofA U.S. High Yield (H0A0)^^	8.50%	4.03%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

Summary Prospectus

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Ares Systematic Credit Limited (“Ares Systematic Credit”) has subadvised the Fund since 2021. Ares Systematic Credit (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation.

Portfolio Managers
Ares Systematic Credit employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper, Mr. Thomas and Mr. Flannery are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA Ares Systematic Credit Limited
Mr. Brodsky is Chief Investment Officer of Ares Systematic Credit and has managed the Fund since 2021.
Michael Harper, CFA Ares Systematic Credit Limited
Mr. Harper is Head of Portfolio Management of Ares Systematic Credit and has managed the Fund since 2021.
Benoy Thomas, CFA Ares Systematic Credit Limited
Mr. Thomas is Deputy Chief Investment Officer of Ares Systematic Credit and has managed the Fund since 2021.
Garth Flannery, CFA Ares Systematic Credit Limited
Mr. Flannery is Managing Director, Quantitative Risk & Research of Ares Systematic Credit and has managed the Fund since 2021.
Giancarlo Pesolillo, CFA Ares Systematic Credit Limited
Mr. Pesolillo is a Managing Director at Ares Systematic Credit and has managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
HARBOR ARES SYSTEMATIC HIGH YIELD ETF (FORMERLY, HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF)
March 1, 2026 (as amended June 15, 2026)
Exchange	Ticker

NYSE Arca, Inc.	SIHY

ETF.SP.SIHY.0626
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302